UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ABLEAUCTIONS.COM, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

              Florida                                   59-3404233
----------------------------------------    -----------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

         7303 East Earll Drive
          Scottsdale, Arizona                              85251
----------------------------------------     -----------------------------------
(Address of principal executive offices)                 (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                    Name of each exchange on which each
     to be so registered                         class is to be registered

Common Stock, $0.001 par value                    American Stock Exchange
---------------------------------         --------------------------------------


If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

Securities  Act  registration  statement file number to which this form relates:
----- (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                                 Not applicable
--------------------------------------------------------------------------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.

The description of the Common Shares, with $0.001 par value of Ableauctions.com, Inc. (the "Registrant") contained in the Registrant's Registration Statement on Form 10-SB (File No. 0-28179), filed with the Securities and Exchange Commission on November 18, 1999, as amended on December 20, 1999 and January 12, 2000, under the heading "Description of Securities" on page 63 of the Registration Statement contained therein is hereby incorporated by reference.

Item 2.  Exhibits.

The following exhibits are filed as a part of this Registration Statement:

       Exhibit
        Number          Description
        ------          -----------
       3.1(1)           Articles of Incorporation,  as amended  (incorporated by
                        reference to Exhibits  3.1, 3.2, 3.3, 3.4 and 3.5 of the
                        Registrant's Registration Statement on Form 10-SB).

       3.2(1) Bylaws (Incorporated by reference to Exhibit 3.6 of the Registrant's Registration Statement on Form 10-SB.

----------------------------
(1) Previously filed on November 13, 1999 on Form 10-SB, and hereby incorporated by reference in accordance with Rule 12b-32 of the Exchange Act.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                     Ableauctions.com, Inc.


June 7, 2000                         /s/ Abdul Lahda
--------------------                 ------------------------------------------
(Date)                               Abdul Lahda, President